PGIM, Inc. and the Noteholders signatory hereto c/o Prudential Capital Group
2029 Century Park East, Suite 715 Los Angeles, CA 90067

As of January 8, 2018

Alexander & Baldwin, LLC Alexander & Baldwin, LLC, Series R Alexander & Baldwin, LLC, Series T Alexander & Baldwin, LLC, Series M Alexander & Baldwin, Inc.
822 Bishop Street
Honolulu, Hawaii 96801-3440

Re:	Second Amendment to Second Amended and Restated Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 10, 2015 (as amended or otherwise modified from time to time, the "Agreement"), by and among Alexander & Baldwin, LLC, a Delaware limited liability company, Alexander & Baldwin, LLC, Series R, Alexander & Baldwin, LLC, Series T, Alexander & Baldwin, LLC, Series M, any other LLC Series which hereafter becomes party to the Agreement pursuant to the requirements of paragraph 5G thereof, Alexander & Baldwin, Inc., a Hawaii corporation (formerly known as Alexander & Baldwin REIT Holdings, Inc.), and the other Persons which are or hereafter become Guarantors, Prudential and each Prudential Affiliate that is or may become bound by certain provisions thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement (after giving effect to the amendments provided in this letter agreement).

On December 31, 2016 each of Alexander & Baldwin, LLC, Series R, Alexander & Baldwin, LLC, Series T and Alexander & Baldwin, LLC, Series M executed and delivered a Series Joinder Agreement (and, pursuant to paragraph 5G, any and all future LLC Series are required to have executed and delivered a Series Joinder Agreement) pursuant to which, among other things, each such LLC Series (i) has assumed, on a joint and several basis with one another and with the Company, and has agreed to pay when due and perform any and all Obligations, (ii) is bound by all of the covenants and other terms and provisions of the Agreement, the Notes and the other Transaction Documents applicable to the Company, and (iii) has made and from time to time will make, as applicable, each of the representations and warranties made by the Company in this Agreement and the other Transaction Documents.

1.Amendments to Agreement. Pursuant to the provisions of paragraph 12C of the Agreement, and subject to the terms and conditions of this letter agreement, the undersigned holders of Notes (the "Noteholders"), the Company and Holdings hereby agree that the Agreement is hereby amended, as follows:

1.1    The preamble of the Agreement is amended to delete the parenthetical "(the "Company")" which immediately follows the reference to Alexander & Baldwin, LLC, a Delaware limited liability company.

1.2	Paragraph 10B is amended by amending and restating the following terms:

"Company" means Alexander & Baldwin, LLC, a Delaware limited liability company, and, unless the context otherwise requires, each reference in this Agreement or the other Transaction Documents to the "Company" with respect to any time on or after December 31, 2016 shall be deemed to include, in addition, a reference to each LLC Series.

"Credit Parties" means the Company (including each LLC Series) and the Guarantors.

"Guarantors" means, collectively, (i) A&B, (ii) A&B II, LLC, a Hawaii limited liability company, (iii) Grace, and (iv) each Person that hereafter becomes a party to the Multiparty Guaranty pursuant to the requirements of paragraph 50.

"Series Joinder Agreements" means (i) that certain Joinder Agreement, dated as of December 31, 2016, executed and delivered by each of the Company, Alexander & Baldwin, LLC, Series R, Alexander & Baldwin, LLC, Series T, and Alexander & Baldwin, LLC, Series M, for the benefit of the holders of the Notes, and (ii) any additional Joinder Agreements substantially identical to the Joinder Agreement described in the immediately preceding clause (i) which the Company and any new LLC Series executes and delivers pursuant to the requirements of paragraph 5G (provided that each Series Joinder Agreement described in this clause (ii) shall also provide that the applicable new LLC Series shall be bound by paragraph 12S of this Agreement in its capacity as a Series LLC).

1.3    Paragraph 10B is amended by inserting the following new definitions in their proper alphabetical order:

""Co-Obligors" is defined in paragraph 12S.

"Obligations" is defined in paragraph 12S."

1.4	A new paragraph 12S is inserted in the Agreement, as follows:

"12S.    Concerning Joint and Several Liability of the Company and the LLC Series.

(a)Each of the Company, Alexander & Baldwin, LLC, Series R, Alexander & Baldwin, LLC, Series T, Alexander & Baldwin, LLC, Series M, and each LLC Series which hereafter may execute and deliver a Series Joinder Agreement pursuant to the requirements of paragraph 5G(ii) (collectively, the "Co-Obligors") is accepting joint and several liability hereunder and in respect of the Notes in consideration of the financial accommodations provided and to be provided by the holders of the Notes, for the mutual benefit, directly and indirectly, of each of the Co-Obligors and in consideration of the undertakings of each of the other Co-Obligors to accept joint and several liability for the obligations of each of them.

(b)Each of the Co-Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Co-Obligors with respect to the payment and performance of all of the Obligations arising under this Agreement, the Notes and the other Transaction Documents, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Co-Obligors without preferences or distinction among them. As used in this paragraph 12S, the term "Obligations" shall mean all loans, advances, debts, liabilities and obligations, for monetary amounts or otherwise, from time to time owing by any of the Co Obligors to the holders of the Notes or to be performed by any of the Co-Obligors in connection with this Agreement, the Notes and the other Transaction Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or instrument, arising under or in respect of this Agreement, the Notes or the other Transaction Documents (it being understood that this term includes all principal, interest (including interest that accrues after the commencement by or against any of the Co-Obligors of any action under bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect), the Yield-Maintenance Amount, if any, premium or other prepayment consideration, fees, expenses, costs or other sums (including all fees and disbursements of any law firm or other external counsel) chargeable to the Co-Obligors under this Agreement, the Notes or the other Transaction Documents).

(c)If and to the extent that a Co-Obligor shall fail to make any payment with respect to any of the Obligations hereunder as and when due or to perform any of such Obligations in accordance with the terms thereof, then in each such event, the other Co-Obligors will make such payment with respect to, or perform, such Obligation.

(d)The obligations of each Co-Obligor under this paragraph 12S constitute full recourse obligations of such Co-Obligor, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement as against any other Co-Obligor or any other circumstances whatsoever that would impair the rights of any holder of a Note as against any other Co-Obligor.

(e) Except as otherwise expressly provided herein, each Co-Obligor hereby waives notice of acceptance of its joint and several liability, notice of occurrence of any Default or Event of Default (except to the extent notice is expressly required to be given pursuant to the terms of this Agreement), or of any demand for any payment under this Agreement, the Notes or any other Transaction Document, notice of any action at any time taken or omitted by any holder of a Note under or in respect of any of the Obligations hereunder, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement, the Notes or any other Transaction Document. Each Co-Obligor hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations hereunder, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the holders of the Notes at any time or times in respect of any default by any Co-Obligor in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the holders of the Notes in respect of any of the Obligations hereunder, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations or the addition, substitution or release, in whole or in part, of any Co-Obligor. Without limiting the generality of the foregoing, each Co-Obligor assents to any other action or delay in acting or any failure to act on the part of the holders of the Notes, including any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this paragraph 12S, afford grounds for terminating, discharging or relieving such Co-Obligor, in whole or in part, from any of its obligations under this paragraph 12S, it being the intention of each Co-Obligor that, so long as any of the Obligations hereunder remain unsatisfied, the obligations of such Co-Obligor under this paragraph 12S shall not be discharged except by performance and then only to the extent of such performance. The obligations of each Co-Obligor under this paragraph 12S shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Co-Obligor or the holders of the Notes. The joint and several liability of the Co-Obligors hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Co-Obligor or the holders of the Notes.

(f) The provisions of this paragraph 12S are made for the benefit of the Purchasers and their respective successors, transferees and assigns, and may be enforced by any such Person from time to time against any of the Co-Obligors as often as occasion therefor may arise and without requirement on the part of any holder of a Note first to marshal any of its claims or to exercise any of its rights against any other Co-Obligor or to exhaust any remedies available to it against any other Co-Obligor or to resort to any other source or means of obtaining payment of any of the Obligations or to elect any other remedy. The provisions of this paragraph 12S shall remain in effect until all the Obligations hereunder shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the holders of the Notes upon the insolvency, bankruptcy or reorganization of any of the Co-Obligors, or otherwise, the provisions of this paragraph 12S will forthwith be reinstated and in effect as though such payment had not been made.

(g) Each Co-Obligor hereby agrees that, to the extent that a Co-Obligor shall have paid an amount hereunder to any holder of a Note that is greater than the net value of the benefits received, directly or indirectly, by such paying Co-Obligor as a result of the issuance and sale of the Notes, such paying Co-Obligor shall be entitled to contribution from each other Co-Obligor that has not paid its proportionate share, based on benefits received as a result of the issuance and sale of the Notes. Any amount payable as a contribution under this paragraph 12S(g) shall be deter 01ined as of the date on which the related payment or distribution is mad e by the Co-Obligor seeking contribution, and each of the Co-Obligor acknowledges that the tight to contribution hereunder shall constitute an asset of such Co-Obligor to which such contribution is owed. Notwithstanding the foregoing, the provisions of this paragraph 12S(g) shall in no respect limit the obligations and liabilities of any Co-Obligor to the holders of the Notes hereunder or under any other Transaction Document, and each Co-Obligor shall remain liable for the full payment and performance of the Obligations. Any indebtedness or other obligations of the other CoObligors now or hereafter held by or owing to any Co-Obligor is here by subordinated in time and right of payment to all indebtedness or other obligations of the other Co-Oblige r o wed during the continuation of an Event of Default to any or all of the holders of the Notes under the Notes, this Agreement or any other Transaction Document."

2. Limitation of Modification. The modifications effected in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent, waiver or other modification of any other terms or conditions of the Agreement or any other document related to the Agreement, or (b) a consent to any future amendment, consent, waiver or other modification. Except as expressly set forth in this letter agreement, each of the Agreement and the documents related to the Agreement shall continue in full force and effect. The parties hereto acknowledge and agree that this letter agreement constitutes a Transaction Document.

3. Representations and Warranties. Each of Holdings and the Company hereby represents and warrants as follows: (i) No Default or Event of Default has occurred and is continuing (both immediately before and immediately after giving effect to the effectiveness of this letter agreement); (ii) each of the Company’s and Holdings entering into and performance of the Agreement, as modified by this letter agreement, has been duly authorized by all necessary limited liability company or corporate (as applicable) and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any governmental authority) in order to be effective and enforceable; (iii) the Agreement, as modified by this letter agreement, constitutes the legal, valid and binding obligation of each of the Company and Holdings, enforceable against such Person in accordance with its respective terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity; and (iv) immediately after giving effect to this letter agreement, each of the representations and warranties of each of the Company and Holdings set forth in the Agreement is true and correct in all material respects (other than such representations and warranties as are expressly qualified by materiality (including Material Adverse Effect), which representations and warranties shall be true and correct in all respects) as of the date hereof (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true and correct in all material respects (other than such representations and warranties as are expressly qualified by materiality (including Material Adverse Effect), which representations shall be true and correct in all respects) as of such other date).

5.Effectiveness. This letter agreement shall become effective on the date on which the Noteholders shall have received a fully executed counterpart of this letter agreement from each Credit Party.

6.	Miscellaneous.

(a)    This document may be executed in multiple counterparts, which together shall constitute a single document. Delivery of executed counterparts of this letter agreement by telefacsimile or other secure electronic format (pdf) shall be effective as an original.

(b)    This letter agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

(c)    Each Credit Party hereby acknowledges, ratifies and reaffirms Section 2 of that certain Amendment to Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of September 15, 2017.

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If you are in agreement with the foregoing, please sign this letter agreement in the space indicated below whereupon, subject to the conditions expressed herein, it shall become a binding agreement among each party named as a signatory hereto.

Sincerely,

PGIM, INC.
By:     /s/ Brad Wiginton
Vice President
THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA, as a holder of the Series AX Notes, the sole holder of the Series BX Notes, the sole holder of the Series CX Notes, a holder of the Series D Notes, a holder of the Series E Notes and a holder of Shelf Notes

By:     /s/ Brad Wiginton
Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY, as a holder of the Series AX Notes, a holder of the Series D Notes and a holder of the Series E Notes

By: PGIM, Inc.,
as investment manager
By: /s/ Brad Wiginton
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD., as a holder of the Series AX Notes, a holder of the Series D Notes, a holder of the Series E Notes, a holder of the Series F Notes and a holder of Shelf Notes

By: Prudential Investment Management (Japan), Inc.,
as Investment Manager

By:    PGIM, Inc.,
as Sub-Adviser

By: /s/ Brad Wiginton
Vice President

THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD., as a holder of the Series AX Notes, a holder of the Series D
Notes and a holder of Shelf Notes

By: Prudential Investment Management (Japan), Inc., as Investment Manager

By:    PGIM, Inc.,
As Sub-Advisor

By: /s/ Brad Wiginton
Vice President
PRUCO LIFE INSURANCE COMPANY, as a holder of the Series D Notes

By:     /s/ Brad Wiginton
Assistant Vice President

FARMERS INSURANCE EXCHANGE, as a holder of the Series E Notes

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager

By: Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor

By: /s/ Brad Wiginton
Vice President

MID CENTURY INSURANCE COMPANY, as a holder of the Series E Notes By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager

By: Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor

By: /s/ Brad Wiginton
Vice President

PRUDENTIAL LEGACY INSURANCE
COMPANY OF NEW JERSEY, as a holder of the Series E Notes

By: PGIM, Inc.,
as investment manager
By: /s/ Brad Wiginton
Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY, as a holder of the
Series E Notes

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager

By: Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor

By: /s/ Brad Wiginton
Vice President

PRUDENTIAL ARIZONA REINSURANCE
UNIVERSAL COMPANY, as a holder of the Series F Notes

By: PGIM, Inc.,
as investment manager

By: /s/ Brad Wiginton
Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY, as a holder of the
Series F Notes

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager

By: Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor

By: /s/ Brad Wiginton
Vice President

COMPANION LIFE INSURANCE COMPANY, as a holder of the Series F Notes

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager

By: Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor

By: /s/ Brad Wiginton
Vice President

MTL INSURANCE COMPANY, as a holder of the Series F Notes

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager

By: Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor

By: /s/ Brad Wiginton
Vice President
PHYSICIANS MUTUAL INSURANCE COMPANY, as a holder of the
Series F Notes

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager

By: Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor

By: /s/ Brad Wiginton
Vice President

PRUDENTIAL ARIZONA REINSURANCE
CAPTIVE COMPANY, as a holder of Shelf Notes

By: PGIM, Inc.,
as investment manager

By: /s/ Brad Wiginton
Vice President

ZURICH AMERICAN LIFE INSURANCE COMPANY, as a holder of
Shelf Notes
By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
as Investment Manager
By: Prudential Private Placement Investors, Inc. (as its General Partner)
as Sub-Advisor

By: /s/ Brad Wiginton
Vice President

Accepted and agreed to as of the date first appearing above:

ALEXANDER & BALDWIN, LLC

By: /s/ Nelson Chun
Its: Authorized signatory

By: /s/ Paul K. Ito
Its: Authorized signatory

ALEXANDER & BALDWIN, LLC, SERIES R

By: /s/ Nelson Chun
Its: Senior Vice President & Chief Legal Officer

ALEXANDER & BALDWIN, LLC, SERIES T

By: /s/ Nelson Chun
Its: Senior Vice President & Chief Legal Officer

ALEXANDER & BALDWIN, LLC, SERIES M

By: /s/ Christopher J. Benjamin
Its: President, Chief Executive Officer, Secretary & Treasurer

ALEXANDER & BALDWIN, INC.

By: /s/ Nelson Chun
Its: Senior Vice President & Chief Legal Officer

By: /s/ Paul K. Ito
Its: Senior Vice President & Treasurer

Each of the Guarantors hereby (a) consents to the amendments and other modification effected by this letter agreement and the other transactions contemplated hereby, (b) reaffirms its obligations under the Multiparty Guaranty (and any Joinder Agreement executed in connection therewith) and its waivers, as set forth in the Multiparty Guaranty, of each and every one of the possible defenses to such obligations, and (c) reaffirms that its obligations under the Multiparty Guaranty are separate and distinct from the respective obligations of the Company and Holdings under the Agreement and the Notes.

ALEXANDER & BALDWIN, INC.

By: /s/ Nelson Chun
Its: Senior Vice President & Chief Legal Officer

By: /s/ Paul K. Ito
Its: Senior Vice President & Treasurer

Grace Pacific, LLC

By: /s/ Christopher J. Benjamin
Its: Chair

By: /s/ James E. Mead
Its: Vice Chair

A&B II, LLC

By: /s/ Nelson Chun
Its: Vice President

By: /s/ Paul K. Ito
Its: Treasurer

ALEXANDER & BALDWIN INVESTMENTS, LLC

By: /s/ Nelson Chun
Its: Senior Vice President & Chief Legal Officer

By: /s/ Paul K. Ito
Its: Senior Vice President & Treasurer